Exhibit 99.1

     Clayton Williams Energy Announces 2006 First Quarter Results

    MIDLAND, Texas--(BUSINESS WIRE)--May 4, 2006--Clayton Williams Energy Inc. (NASDAQ:CWEI) reported net income for the first quarter of 2006 of $3.4 million, or $.30 per share, as compared to a net loss of $9 million, or $.83 per share, for the first quarter of 2005. Cash flow from operations for the first quarter was $37.5 million, as compared to $29.9 million during the same period in 2005.
    Oil and gas sales for the first quarter of 2006 amounted to $60.2 million compared to $61.5 million in the 2005 quarter. Of the $1.3 million decrease in oil and gas sales, lower oil and gas production accounted for a decrease of $12.1 million, which was mostly offset by a $10.8 million increase related to higher oil and gas prices. Oil production for the first quarter of 2006 decreased 10% to 555,000 barrels, or 6,167 barrels per day, from 619,000 barrels, or 6,878 barrels per day. Gas production decreased 27% to 3.5 Bcf, or 38,478 Mcf per day, from 4.8 Bcf, or 52,900 Mcf per day in 2005. Average realized oil prices in the first quarter of 2006 increased 25% from $47.83 to $60.01 per barrel, while gas prices increased 16% from $6.22 to $7.22 per Mcf. Average realized prices for 2006 and 2005 exclude the effects of any losses realized on commodity hedging transactions since those derivatives were not designated as cash flow hedges and have been reported in the Company's statements of operations as loss on derivatives under applicable accounting standards.
    Exploration costs for the first quarter of 2006 were $15.9 million, as compared to $12.1 million for the same period in 2005. The current quarter exploration costs include amounts related primarily to the abandonment of the Borah #1 (Cypress Isle) in St. Martin Parish, Louisiana and the Ruegsegger 24H #1 in Sheridan County, Montana.
    Production costs for the first quarter of 2006 increased 19% to $15 million from $12.6 million in the 2005 quarter. Lower volumes of oil and gas production in the current quarter caused production costs per Mcfe to increase 49% from $1.42 per Mcfe for the 2005 quarter to $2.11 per Mcfe for the current quarter.
    For the first quarter of 2006, the Company reported a $1.6 million net loss on derivatives, consisting of a $6.5 million non-cash gain to mark the Company's derivative positions to their fair value on March 31, 2006 and an $8.1 million charge for cash settlements during the quarter. For the same period in 2005, the net loss on derivatives was $35.1 million, consisting of a $31.5 million non-cash mark-to-market loss and a $3.6 million charge for cash settlements.
    The Company will host a conference call to discuss these results and other forward-looking items today, May 4th, at 1:30 p.m. CT (2:30 p.m. ET). The dial-in conference number is: 800-901-5213, passcode 59083952. The replay will be available for one week at 888-286-8010, passcode 79192739.
    To access the conference call via Internet webcast, please go to the Investor Relations section of the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.
    Clayton Williams Energy Inc. is an independent energy company located in Midland, Texas.

    Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.


                     CLAYTON WILLIAMS ENERGY INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
                   (In thousands, except per share)

                                                Three Months Ended
                                                     March 31,
                                             -------------------------
                                                 2006         2005
                                             ------------ ------------
REVENUES
 Oil and gas sales                               $60,181      $61,496
 Natural gas services                              3,196        2,581
 Gain on sales of property and equipment              17        1,612
                                             ------------ ------------
  Total revenues                                  63,394       65,689
                                             ------------ ------------

COSTS AND EXPENSES
 Production                                       14,965       12,571
 Exploration:
  Abandonments and impairments                    12,843       11,270
  Seismic and other                                3,101          788
 Natural gas services                              2,829        2,417
 Depreciation, depletion and amortization         14,710       12,292
 Accretion of abandonment obligations                379          279
 General and administrative                        4,067        2,518
 Loss on sales of property and equipment              13           32
                                             ------------ ------------
  Total costs and expenses                        52,907       42,167
                                             ------------ ------------
  Operating income                                10,487       23,522
                                             ------------ ------------

OTHER INCOME (EXPENSE)
 Interest expense                                 (4,339)      (2,366)
 Loss on derivatives                              (1,572)     (35,089)
 Other                                               618          446
                                             ------------ ------------
  Total other income (expense)                    (5,293)     (37,009)
                                             ------------ ------------

Income (loss) before income taxes                  5,194      (13,487)

Income tax expense (benefit)                       1,818       (4,495)

                                             ------------ ------------
NET INCOME (LOSS)                                 $3,376      $(8,992)
                                             ============ ============


Net income (loss) per common share:
 Basic                                             $0.31       $(0.83)
                                             ============ ============
 Diluted                                           $0.30       $(0.83)
                                             ============ ============

Weighted average common shares outstanding:
 Basic                                            10,841       10,792
                                             ============ ============
 Diluted                                          11,351       10,792
                                             ============ ============


                     CLAYTON WILLIAMS ENERGY INC.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)
                            (In thousands)


                   ASSETS
                                               March 31,  December 31,
                                                 2006         2005
                                             ------------ ------------
CURRENT ASSETS
 Cash and cash equivalents                        $8,660       $5,935
 Accounts receivable:
  Oil and gas sales, net                          22,619       28,317
  Joint interest and other, net                    8,120        6,972
  Affiliates                                         758          254
 Inventory                                        45,088       43,753
 Deferred income taxes                               427          439
 Fair value of derivatives                           339          191
 Prepaids and other                                1,481        2,581
                                             ------------ ------------
                                                  87,492       88,442
                                             ------------ ------------
PROPERTY AND EQUIPMENT
 Oil and gas properties, successful
  efforts method                               1,090,976    1,037,862
 Natural gas gathering and
  processing systems                              18,043       18,034
 Other                                            14,626       12,396
                                             ------------ ------------
                                               1,123,645    1,068,292
 Less accumulated depreciation,
  depletion and amortization                    (608,854)    (594,225)
                                             ------------ ------------
  Property and equipment, net                    514,791      474,067
                                             ------------ ------------

OTHER ASSETS
 Debt issue costs                                  8,187        8,557
 Advances to drilling rig joint venture           16,776       10,329
 Fair value of derivatives                           101          127
 Other                                             5,315        5,813
                                             ------------ ------------
                                                  30,379       24,826
                                             ------------ ------------

                                                $632,662     $587,335
                                             ============ ============


    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable:
  Trade                                          $60,096      $59,861
  Oil and gas sales                               12,877       18,236
  Affiliates                                       1,829        2,857
 Current maturities of long-term debt                 12           19
 Fair value of derivatives                        31,857       33,670
 Accrued liabilities and other                     5,426        9,611
                                             ------------ ------------
                                                 112,097      124,254
                                             ------------ ------------

NON-CURRENT LIABILITIES
 Long-term debt                                  291,700      235,700
 Deferred income taxes                            38,847       37,042
 Fair value of derivatives                        45,135       49,705
 Other                                            20,935       20,343
                                             ------------ ------------
                                                 396,617      342,790
                                             ------------ ------------

STOCKHOLDERS' EQUITY:
 Preferred stock, par value $.10 per share            --           --
 Common stock, par value $.10 per share            1,085        1,082
 Additional paid-in capital                      107,386      107,108
 Retained earnings                                15,477       12,101
                                             ------------ ------------
                                                 123,948      120,291
                                             ------------ ------------

                                                $632,662     $587,335
                                             ============ ============



                     CLAYTON WILLIAMS ENERGY INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)

                                                Three Months Ended
                                                     March 31,
                                             -------------------------
                                                 2006         2005
                                             ------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                $3,376      $(8,992)
 Adjustments to reconcile net income
  (loss) to cash provided by operating
  activities:
   Depreciation, depletion and amortization       14,710       12,292
   Exploration costs                              12,843       11,270
   (Gain) loss on sales of property
     and equipment, net                               (4)      (1,580)
   Deferred income taxes                           1,818       (4,651)
   Non-cash employee compensation                    605          333
   (Gain) loss on derivatives                     (6,505)      31,452
   Settlements on derivatives
    with financing elements                        7,921        4,205
   Amortization of debt issue costs                  371           --
   Accretion of abandonment obligations              379          279

 Changes in operating working capital:
   Accounts receivable                             4,046       (4,467)
   Accounts payable                                  867      (10,166)
   Other                                          (2,891)         (29)
                                             ------------ ------------
    Net cash provided by operating
     activities                                   37,536       29,946
                                             ------------ ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Additions to property and equipment           (75,616)     (38,814)
   Proceeds from sales of property
    and equipment                                     29        1,694
   Other                                          (7,471)        (278)
                                             ------------ ------------
    Net cash used in investing activities        (83,058)     (37,398)
                                             ------------ ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from long-term debt                   56,000        6,200
   Repayments of long-term debt                       (7)          --
   Proceeds from sale of common stock                175           --
   Settlements on derivatives
    with financing elements                       (7,921)      (4,205)
                                             ------------ ------------
    Net cash provided by financing
     activities                                   48,247        1,995
                                             ------------ ------------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                              2,725       (5,457)

CASH AND CASH EQUIVALENTS
   Beginning of period                             5,935       16,359

                                             ------------ ------------
   End of period                                  $8,660      $10,902
                                             ============ ============



                     Clayton Williams Energy Inc.
                   Summary Production and Price Data
                              (Unaudited)

                                                Three Months Ended
                                                     March 31,
                                             -------------------------
                                                 2006         2005
                                             ------------ ------------
 Average Daily Production:
  Natural Gas (Mcf):
   Permian Basin                                  13,824       16,156
   Louisiana                                       9,466       15,272
   Austin Chalk (Trend)                            3,261        2,558
   Cotton Valley Reef Complex                     11,439       18,014
   Other                                             488          900
                                             ------------ ------------
    Total                                         38,478       52,900
                                             ============ ============

  Oil (Bbls):
   Permian Basin                                   3,216        3,332
   Louisiana                                       1,079        1,474
   Austin Chalk (Trend)                            1,828        2,033
   Other                                              44           39
                                             ------------ ------------
    Total                                          6,167        6,878
                                             ============ ============

  Natural gas liquids (Bbls):
   Permian Basin                                     262          233
   Austin Chalk (Trend)                              258          337
   Other                                              13          163
                                             ------------ ------------
    Total                                            533          733
                                             ============ ============

 Total Production:
  Natural Gas (MMcf)                               3,463        4,761
  Oil (MBbls)                                        555          619
  Natural gas liquids (MBbls)                         48           66
                                             ------------ ------------
  Gas  Equivalents (MMcfe)                         7,081        8,871

 Average Realized Prices(a):
  Gas ($/Mcf):                                     $7.22        $6.22
                                             ============ ============
  Oil ($/Bbl):                                    $60.01       $47.83
                                             ============ ============
  Natural gas liquids ($/Bbl)                     $38.90       $27.50
                                             ============ ============

 Gains (losses) on settled derivative
  contracts(a):
  ($ in thousands, except per unit)

    Gas:
     Net realized gain (loss)                    $(2,178)        $708
     Per unit produced ($/Mcf)                    $(0.63)       $0.15

    Oil:
     Net realized loss                           $(5,895)     $(4,220)
     Per unit produced ($/Bbl)                   $(10.62)      $(6.82)



                     CLAYTON WILLIAMS ENERGY INC.
             Notes to tables and supplemental information

(a) Hedging gains (losses) are only included in the determination of our average realized prices if the underlying derivative contracts are designated as cash flow hedges under applicable accounting standards. We did not designate any of our 2006 or 2005 derivative contracts as cash flow hedges. This means that our derivatives for 2006 and 2005 have been marked-to-market through our statement of operations as other income/expense instead of through accumulated other comprehensive income on our balance sheet. This also means that all realized gains/losses on these derivatives are reported in other income/loss instead of as a component of oil and gas sales.

    CONTACT: Clayton Williams Energy Inc., Midland
             Patti Hollums, 432-688-3419
             or
             Mel G. Riggs, 432-688-3431
             cwei@claytonwilliams.com
             www.claytonwilliams.com